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                                                                    EXHIBIT 10.2

                       Form of Irrevocable Limited Proxy
       granted by officers and directors of ComVest Venture Partners, L.P.

                            IRREVOCABLE LIMITED PROXY

       For good and valuable consideration, receipt of which is hereby
acknowledged, the undersigned,[                 ], hereby appoints ComVest
Venture Partners, L.P. ("ComVest"), the proxy of the undersigned for the period commencing on the date hereof and continuing until September 30, 2002 (the "Proxy Term") with full power to vote at any special meeting of the shareholders for a shareholder proposal to approve an amendment to Comdial Corporation's (the "Company") Certificate of Incorporation to review the authorized shares of Common Stock (the "Proposal") of the Company in such manner as it, in its sole discretion, deems proper with respect to the shares of Common Stock of the Company owned by the undersigned on any record date for such meeting (the "Proxy Shares"). Any other matters to be acted upon at such special meeting of shareholders during the Proxy Term where the Proposal is presented to the shareholders shall be voted by ComVest as directed by the undersigned.

       This proxy is irrevocable and coupled with an interest. At any time and from time to time during the Proxy Term, the undersigned shall execute and deliver to ComVest or its designees such additional proxies or instruments as may be deemed by ComVest necessary or desirable to effectuate the purposes of this Proxy or further to evidence the right and powers granted hereby.

       If the undersigned sells or otherwise transfers any of Proxy Shares during the Proxy Term, such shares will remain subject to this Proxy during the remainder of the Proxy Term.

       IN WITNESS WHEREOF, the undersigned has executed this irrevocable proxy as of the June 20, 2002.

                                              __________________________________
                                                  [             ]

       ComVest hereby in good faith affirms that it will independently vote the
[        ] Shares on this Proposal without influence from the grantor of the
above proxy and will vote the[        ] Shares in accordance with what it
believes to be the best interests of the Company and independently of the interests of the grantor of such proxy.

                               COMVEST VENTURE PARTNERS, L.P.

                               By:  ComVest Management LLC, its general partner

                                    By:_________________________________________
                                        Name:
                                        Title: Manager